SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ========

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report is January 31, 2006

                             Bootie Beer Corporation
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             (Exact name of registrant as specified in its charter)


        Florida                      000-50104                  65-0327060
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    (State or other          (Commission File Number)     (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation or
     jurisdiction)

                       620 North Denning Drive, Suite 100
                              Winter Park, Florida                 32789
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                     (Address of principal executive office)     (Zip Code)

       Registrant's telephone number, including area code: (407) 622-5999
                                                           --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities.

Bootie Beer Corporation (the "Company") has executed an agreement with a European investment group ("Investor") for the purchase of 10,000,000 shares of stock issued by the Company pursuant to Regulation S by the Investor. Pursuant to the terms of the Agreement the Shares of the Company are being held in a non-trading lock box until either the transaction closes or the Company may demand the return of the Shares at anytime prior to the Closing. The Company expects to close on the sale by the end of February 2006.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Bootie Beer Corporation



Date: January 31, 2006                      /s/  Tania M. Torruella
                                            -----------------------------------
                                                 Tania M. Torruella,
                                                 Chief Executive Officer